                                                                      EXHIBIT 2


                      AMENDMENT TO SUBSCRIPTION AGREEMENT

         AMENDMENT (the "Amendment"), dated as of December 16, 1999, to the SUBSCRIPTION AGREEMENT (the "Original Subscription Agreement"), dated as of November 2, 1999, between DANKA BUSINESS SYSTEMS PLC, a limited liability company organized and existing under the laws of England and Wales (the "Company"), and CYPRESS MERCHANT BANKING PARTNERS II L.P., a Delaware limited partnership, CYPRESS MERCHANT BANKING II C.V., a limited partnership organized and existing under the laws of The Netherlands and 55TH STREET PARTNERS II L.P., a Delaware limited partnership (collectively, the "Subscribers").

         WHEREAS, the Company and the Subscribers have entered into the Original Subscription Agreement; and

         WHEREAS, the Company and the Subscribers desire to amend the Original Subscription Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Subscribers hereby agree that the Original Subscription Agreement is amended as follows:


                                   ARTICLE I

                                   AMENDMENTS

         SECTION 1.1. Section 5.8(b) of the Original Subscription Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

         "After the Closing, the Company shall use its best efforts to obtain a financing commitment from one or more major banks or financial institutions with respect to the refinancing of the substantial portion of its outstanding Indebtedness, which shall be in form and substance reasonably satisfactory to the Subscribers."

         SECTION 1.2. Section 6.1(f)(ii) of the Original Subscription Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the words "Intentionally Omitted".

         SECTION 1.3. Section 6.2(f)(ii) of the Original Subscription Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the words "Intentionally Omitted".

         SECTION 1.4. Section 9.1(a)(iii) of the Original Subscription Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the words "Intentionally Omitted".

         SECTION 1.5. Section 2.4 of the Original Subscription Agreement is hereby amended and restated in its entirety as follows:

         "SECTION 2.4. Closing Deliveries by the Company. (a) At the Closing, the Company shall deliver to the Subscribers:

                  (i) certificates evidencing the Participating Shares, registered in the name of the applicable Subscriber;

                  (ii)  a receipt for the Subscription Price; and

                  (iii) an executed Registration Rights Agreement.

         (b) On January 5, 2000, in consideration of the subscription by the Subscribers for the Participating Shares, the Company shall deliver to the Subscribers a non-refundable commission payable to the Subscribers or, at their direction, to an Affiliate of the Subscribers, by wire transfer of immediately available funds to a bank account or accounts to be designated by the Subscribers in writing at least two Business Days prior to the Closing Date in an amount equal to U.S.$4,000,000, which represents 2% of the Subscription Price (for the avoidance of doubt, the Company being responsible for any VAT payable in respect of such commission)."

         SECTION 1.6. Schedule 2.2 of the Original Subscription Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.


                                   ARTICLE II

                                 MISCELLANEOUS

         SECTION 2.1 This Amendment shall become effective upon the execution and delivery hereof by the Company and the Subscribers.

         SECTION 2.2 Capitalized terms defined in the Original Subscription Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Subscription Agreement.

         SECTION 2.3 This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

         SECTION 2.4 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 2.5 All references in the Original Subscription Agreement to "this Agreement," "hereof," "herein," or "hereunder" and words of similar import shall mean and refer



                                       2
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to the Original Subscription Agreement as amended by this Amendment (as well as by all other subsequent amendments, restatements, modifications and supplements thereto).

         SECTION 2.6 Except as expressly amended herein, the Original Subscription Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.


         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          DANKA BUSINESS SYSTEMS PLC



                                          By: /s/ Larry K. Switzer
                                             ----------------------------------
                                          Name:   Larry K. Switzer
                                          Title:  Chief Executive Officer




                    [Signatures continue on following page]



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CYPRESS MERCHANT BANKING
PARTNERS II L.P.

         By: Cypress Associates II LLC,
             its General Partner



         By: /s/ James L. Singleton
            ---------------------------
         Name:   James L. Singleton
         Title:  Vice Chairman



CYPRESS MERCHANT BANKING II C.V.

         By: Cypress Associates II LLC,
             its Managing General Partner



         By: /s/ James L. Singleton
            ---------------------------
         Name:   James L. Singleton
         Title:  Vice Chairman

55TH STREET PARTNERS II L.P.

         By: Cypress Associates II LLC,
             its General Partner



         By: /s/ James L. Singleton
            ---------------------------
         Name:   James L. Singleton
         Title:  Vice Chairman



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                                                                      EXHIBIT A


                                                                   SCHEDULE 2.2



                       PURCHASERS OF PARTICIPATING SHARES



                                                                 Number of Participating
                                                                 Shares to be Purchased
                                                                 ----------------------

Cypress Merchant Banking Partners II L.P.                                 190,085

Cypress Merchant Banking II C.V.                                            8,081

55th Street Partners II L.P.                                                1,834

                                                                          -------
                                                                          200,000
                                                                          =======



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